EXHIBIT 10.4

                                    AGREEMENT




                                            April 13, 1999

Mr. Steven Chrust
SGC Advisory Services, Inc.
1786 Bedford Street
Stamford, CT 06905

Worlds Inc.
693 Fifth Avenue
New York, New York 10022

                           Re:      Contribution and Voting
                                    -----------------------

Dear Sirs:

         The undersigned hereby agree, in connection with the Financial Advisory and Consulting Agreement ("Consulting Agreement") between SGC Advisory Services, Inc. and Worlds Inc. (the "Corporation"), dated as of March 23, 1999, that:

         1. On the date hereof, they are each contributing to the capital of the Corporation for cancellation that number of shares set forth opposite his name below:

                  Steven Greenberg                            881,250
                  Michael Scharf                              318,750
                  Thomas Kidrin                               300,000

                  TOTAL:                                    1,500,000

         2. During the term of the Consulting Agreement, they will each vote any shares of stock of the Corporation which they own or hereafter acquire, or over which they have voting control, for the election of Steven Chrust as a director of the Corporation at any meeting of the Corporation held for the purpose of electing directors (and agree to sign any written consent to elect Steven Chrust as a director if such written consent is provided in lieu of a meeting).

                                                  /s/ Steven Greenberg
                                                  ------------------------------
                                                  Steven Greenberg


                                                  /s/ Michael Scharf
                                                  ------------------------------
                                                  Michael Scharf


                                                  /s/ Thomas Kidrin
                                                  ------------------------------
                                                  Thomas Kidrin